Superior Energy Company, Inc.
                  5210 McKinney Avenue, Suite 204
                        Dallas, Texas 75205
                           (214) 522-2733
                         Fax (214)522-8014

                             AMENDMENT
                                 TO
                          LETTER AGREEMENT

August 2, 1995

WHEREAS, Miramar Energy Partners-I, L.P. ("Miramar") and Superior Energy Company, Inc. ("Superior") have entered into a Letter Agreement (the "Agreement") dated September 19, 1994 setting forth terms of the purchase by Superior from Miramar of certain oil and gas properties.

NOW, THEREFORE, Miramar and Superior desire to amend said
Agreement
and hereby mutually agree that Exhibit "C" (the "Promissory
Note")
of the Agreement, insofar as said Exhibit "C" pertains to the payment of interest, shall read as follows, to-wit:

     Terms of Payment (interest): Interest for the period of October 1, 1994 through October 31, 1995 shall be accrued
and
     is due on April 1, 1996. Interest for the period of November
     1, 1995 through March 31, 1996 is due monthly on the first day of the month, with the first installment due on December 1, 1995; and the last installment due on April 1, 1996.

THEN, except as amended herein, said Agreement shall remain in full force and effect as originally written.


ACCEPTED and AGREED TO this       ACCEPTED and AGREED TO this
2nd day of August, 1995.          2nd day of August, 1995.

Miramar Energy Partners-I, L.P.   Superior Energy Company, Inc.

/s/  Bryson Randolph              /s/  John L. Griffiths, Jr.
-------------------------------   ----------------------------
Bryson Randolph                   John L. Griffiths, Jr.
General Partner                   General Partner